                                                                    EXHIBIT 10.4

================================================================================


                          --------------------------



                                TRUST AGREEMENT

                               BETWEEN AND AMONG

                           WILMINGTON TRUST COMPANY

                         HFMI ACQUISITION CORPORATION


                                      AND


                         HARRY'S FARMERS MARKET, INC.


                          --------------------------


                          Dated as of January   , 1997
                                              --

                          --------------------------

================================================================================

                               TABLE OF CONTENTS


ARTICLE I

    Definitions......................................................................  2
    -----------
ARTICLE II

    Organization.....................................................................  5
    ------------

    SECTION 2.01  Name...............................................................  5
                  ----
    SECTION 2.02  Office.............................................................  5
                  ------
    SECTION 2.03  Purposes and Powers................................................  5
                  -------------------
    SECTION 2.04  Appointment of Trustee.............................................  6
                  ----------------------
    SECTION 2.05  Declaration of Trust...............................................  6
                  --------------------
    SECTION 2.06  Liability of the Owners............................................  6
                  -----------------------
    SECTION 2.07  Title to Trust Property............................................  7
                  -----------------------
    SECTION 2.08  Situs of Trust.....................................................  7
                  --------------

ARTICLE III

    Owner Certificates and Transfer of Interests.....................................  7
    --------------------------------------------

    SECTION 3.01  Initial Ownership, Transfers of Ownership to Newco and
                  ------------------------------------------------------
         Additional Intellectual Property............................................  7
         --------------------------------
    SECTION 3.02  Series of Beneficial Interests.....................................  8
                  ------------------------------
    SECTION 3.03  Registration of Transfer and Exchange of Owner Certificates........ 10
                  -----------------------------------------------------------
    SECTION 3.04  Mutilated, Destroyed, Lost or Stolen Owner Certificates............ 10
                  -------------------------------------------------------
    SECTION 3.05  Transfers.......................................................... 11
                  ---------
    SECTION 3.06  Call Option on Change of Control of HFMI........................... 12
                  ----------------------------------------
    SECTION 3.07  Exercise of Call Option............................................ 13
                  -----------------------
    SECTION 3.08  Persons Deemed Owners.............................................. 14
                  ---------------------
ARTICLE IV

    Actions by the Trust and the Trustee............................................. 14
    ------------------------------------

    SECTION 4.01  Actions by the Trust; Power of Owners with Respect to
                  -----------------------------------------------------
         Certain Matters............................................................. 14
         ---------------
    SECTION 4.02  Action with Respect to Bankruptcy.................................. 14
                  ---------------------------------
    SECTION 4.03  Restrictions on Owners' and Servicer's Power....................... 14
                  --------------------------------------------


ARTICLE V

    Distribution of Trust Estate..................................................... 15
    ----------------------------

    SECTION 5.01  Distribution of Trust Estate....................................... 15
                  ----------------------------

ARTICLE VI

    Authority and Duties of Trustee.................................................. 15
    -------------------------------

    SECTION 6.01  General Authority.................................................. 15
                  -----------------
    SECTION 6.02  General Duties..................................................... 15
                  --------------
    SECTION 6.03  Action upon Instruction............................................ 15
                  -----------------------
    SECTION 6.04  No Duties Except as Specified in this Agreement or in
                  -----------------------------------------------------
         Instructions................................................................ 16
         ------------
    SECTION 6.05  No Action Except Under Specified Documents or Instructions......... 16
                  ----------------------------------------------------------
    SECTION 6.06  Accounting and Reports to the Owners, the Internal Revenue
                  ----------------------------------------------------------
         Service and Others.......................................................... 17
         ------------------
    SECTION 6.07  Signature on Returns............................................... 17
                  --------------------
    SECTION 6.08  Restrictions....................................................... 17
                  ------------

ARTICLE VII

    Concerning the Trustee........................................................... 17
    ----------------------

    SECTION 7.01  Acceptance of Trusts and Duties.................................... 17
                  -------------------------------
    SECTION 7.02  Furnishing of Documents............................................ 18
                  -----------------------
    SECTION 7.03  Representations and Warranties of WTC.............................. 18
                  -------------------------------------
    SECTION 7.04  Reliance; Advice of Counsel........................................ 19
                  ---------------------------
    SECTION 7.05  Not Acting in Individual Capacity.................................. 20
                  ---------------------------------
    SECTION 7.06  Bankruptcy Matters................................................. 20
                  ------------------

 ARTICLE VIII

    Compensation of Trustee.......................................................... 20
    -----------------------

    SECTION 8.01  Trustee's Fees and Expenses........................................ 20
                  ---------------------------
    SECTION 8.02  Indemnification.................................................... 20
                  ---------------

ARTICLE IX

    Termination of Trust Agreement................................................... 21
    ------------------------------

    SECTION 9.01  Termination of Trust Agreement..................................... 21
                  ------------------------------


ARTICLE X

    Successor Trustees and Additional Trustees....................................... 22
    ------------------------------------------

    SECTION 10.01  Resignation or Removal of Trustee................................. 22
                   ---------------------------------
    SECTION 10.02  Successor Trustee................................................. 22
                   -----------------
    SECTION 10.03  Merger or Consolidation of Trustee................................ 23
                   ----------------------------------
    SECTION 10.04  Appointment of Co-Trustee or Separate Trustee..................... 23
                   ---------------------------------------------

ARTICLE XI........................................................................... 24

    Indemnification.................................................................. 24
    ---------------

    SECTION 11.01  General Indemnification........................................... 24
                   -----------------------
    SECTION 11.02  Notice and Opportunity to Defend.................................. 24
                   --------------------------------

ARTICLE XII

    Miscellaneous.................................................................... 25
    -------------

    SECTION 12.01  Supplements and Amendments........................................ 25
                   --------------------------
    SECTION 12.02  No Legal Title to Trust Estate in Owners.......................... 25
                   ----------------------------------------
    SECTION 12.03  Limitations on Rights of Others................................... 26
                   -------------------------------
    SECTION 12.04  Notices........................................................... 26
                   -------
    SECTION 12.05  Arbitration....................................................... 27
                   -----------
    SECTION 12.06  Severability...................................................... 27
                   ------------
    SECTION 12.07  Separate Counterparts............................................. 28
                   ---------------------
    SECTION 12.08  Successors and Assigns............................................ 28
                   ----------------------
    SECTION 12.09  Headings.......................................................... 28
                   --------
    SECTION 12.10  Governing Law..................................................... 28
                   -------------
    SECTION 12.11  Unanimous Consent of Owners....................................... 28
                   ---------------------------

Exhibit A   -   Worldwide Class Owner Certificate
Exhibit B   -   Georgia Class Owner Certificate
Exhibit C   -   Certificate of Trust
Exhibit D   -   Intellectual Property
Annex I     -   Newco License
Annex II    -   HFMI License

       TRUST AGREEMENT dated as of January 30, 1997 between HARRY'S FARMERS MARKET, INC., a Georgia corporation ("HFMI"), and WILMINGTON TRUST COMPANY, a
                                      ----
Delaware banking corporation (in its individual capacity, "WTC"), as Trustee
                                                           ---
(the "Trustee").
      -------

       (a) HFMI and the Trustee intend to establish a trust (the "Trust")
                                                                  -----
pursuant to the Delaware Business Trust Act, as amended (the "Act").
                                                              ---

       (b) Pursuant to the Transfer Agreement dated as of the date hereof (the

"Transfer Agreement") between and among HFMI, the Trust and HFMI Acquisition
-------------------
Corporation., a Delaware corporation ("Newco"), and the Assignment of
                                       -----
Intellectual Property, dated as of the date hereof and attached as Exhibit A to the Transfer Agreement (the "Assignment of Intellectual Property"), HFMI will
                             -----------------------------------
transfer, assign and contribute to the Trust on the date hereof, and from time to time hereafter, all of its right, title and interest worldwide in and to federal, state and foreign patents, trademarks (registered and unregistered) trademark applications, service marks (registered and unregistered), service mark applications, trade names, trade name rights and publicity rights, copyrights and copyright registrations, trade secrets and know-how and other proprietary rights and information set forth on Exhibit D (as it may be amended from time to time) and the goodwill associated therewith (the "Intellectual
                                                               ------------
Property").
--------

       (c) Pursuant to an Acquisition Agreement dated as of the date hereof (the "Acquisition Agreement") between HFMI and Newco, HFMI has agreed to transfer to
 ---------------------
Newco the Worldwide Class Owner Certificate (as defined below) representing the Worldwide Class Interests (as defined below) in the Trust in return for the consideration specified in the Acquisition Agreement.

       (d) Pursuant to an Administration and Servicing Agreement dated as of the date hereof (the "Administration and Servicing Agreement") between and among the
                  --------------------------------------
Trust, HFMI and Newco, the latter as servicer thereunder (hereinafter referred to in such capacity as the "Servicer"), the Trust has engaged the Servicer to
                            --------
act on behalf of the Trust with respect to certain matters involving the Intellectual Property.

       NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

       As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

       "Acquisition Agreement" has the meaning set forth in the recitals of this
        ---------------------
Trust Agreement.

       "Act" has the meaning set forth in the recitals of this Trust Agreement.
        ---

       "Additional Intellectual Property" has the meaning set forth in Section
        --------------------------------
3.01(c) of this Trust Agreement.

       "Administration and Servicing Agreement" has the meaning set forth in the
        --------------------------------------
recitals of this Trust Agreement.

       "Affiliate" has the meaning set forth in Section 3.06 of this Trust
        ---------
Agreement.

       "Asserted Liability" has the meaning set forth in Section 11.02(a) of
        ------------------
this Trust Agreement.

       "Assignment of Intellectual Property" has the meaning set forth in the
        -----------------------------------
recitals of this Trust Agreement.

       "Change of Control" has the meaning set forth in Section 3.06 of this
        -----------------
Trust Agreement.

       "Claims Notice" has the meaning set forth in Section 11.02(a) of this
        -------------
Trust Agreement.

       "Expenses" has the meaning set forth in Section 8.02 of this Trust
        --------
Agreement.

       "Georgia Class Interests" has the meaning set forth in Section 3.02 of
        -----------------------
this Trust Agreement.

       "Georgia Class Intellectual Property" has the meaning set forth in
        -----------------------------------
Section 3.02(b) of this Trust Agreement.

       "Georgia Class Owner Certificate" has the meaning set forth in Section
        -------------------------------
3.01(a) of this Trust Agreement.

       "Georgia Class Series Estate" has the meaning set forth in Section 3.02
        ---------------------------
of this Trust Agreement.

       "HFMI" has the meaning set forth in the recitals of this Trust Agreement.
        ----

       "HFMI License" has the meaning set forth in Section 3.02(b) of this Trust
        ------------
Agreement.

       "HFMI Trust" has the meaning set forth in Section 2.01 of this Trust
        ----------
Agreement.

       "Indemnifying Party" has the meaning set forth in Section 11.01 of this
        ------------------
Trust Agreement.

       "Indemnitees" has the meaning set forth in Section 11.01 of this Trust
        -----------
Agreement.

       "Intellectual Property" has the meaning set forth in the recitals of this
        ---------------------
Trust Agreement.

       "Liens" has the meaning set forth in Section 12.02 of this Trust
        -----
Agreement.

       "Losses" has the meaning set forth in Section 11.01 of this Trust
        ------
Agreement.

       "Newco" has the meaning set forth in the recitals of this Trust
        -----
Agreement.

       "Newco License" has the meaning set forth in Section 3.02(a) of this
        -------------
Trust Agreement.

       "Option" has the meaning set forth in Section 3.06 of this Trust
        ------
Agreement.

       "Owner Certificates" shall mean collectively the Worldwide Class Owner
        ------------------
Certificate and the Georgia Class Owner Certificate.

       "Owner of Intellectual Property" has the meaning set forth in Section
        ------------------------------
3.05(b) of this Trust Agreement.

       "Owners" has the meaning set forth in Section 2.02 of this Trust
        ------
Agreement.

       "Ownership Interests" has the meaning set forth in Section 3.02 of this
        -------------------
Trust Agreement.

       "Person" has the meaning set forth in Section 3.06 of this Trust
        ------
Agreement.

       "Series Estate" has the meaning set forth in Section 3.02 of this Trust
        -------------
Agreement.

       "Servicer" has the meaning set forth in the recitals of this Trust
        --------
Agreement.

       "Successors" has the meaning set forth in Section 3.05(a) of this Trust
        ----------
Agreement.

       "Transfer Agreement" has the meaning set forth in the recitals of this
        ------------------
Trust Agreement.

       "Transferee" has the meaning set forth in Section 3.05(b) of this Trust
        ----------
Agreement.

       "Trust" has the meaning set forth in the recitals of this Trust
        -----
Agreement.

       "Trust Estate" has the meaning set forth in Section 2.03 of this Trust
        ------------
Agreement.

       "Trustee" has the meaning set forth in the recitals of this Trust
        -------
Agreement.

       "Trustee Indemnified Parties" has the meaning set forth in Section 8.02
        ---------------------------
of this Trust Agreement.

       "Worldwide Class Interests" has the meaning set forth in Section 3.02 of
        -------------------------
this Trust Agreement.

       "Worldwide Class Intellectual Property" has the meaning set forth in
        -------------------------------------
Section 3.02(a) of this Trust Agreement.

       "Worldwide Class Owner Certificate" has the meaning set forth in Section
        ---------------------------------
3.01(a) of this Trust Agreement.

       "Worldwide Class Series Estate" has the meaning set forth in Section 3.02
        -----------------------------
of this Trust Agreement.

       "Worldwide Owner" has the meaning set forth in Section 3.06 of this Trust
        ---------------
Agreement.

       "WTC" has the meaning set forth in the recitals of this Trust Agreement.
        ---


                                  ARTICLE II

                                 Organization
                                 ------------

        SECTION 2.01  Name.  The Trust created hereby shall be known as "HFMI
                      ----                                               ----
Trust", in which name the Trustee may take any action as provided herein on
-----
behalf of the Trust.

        SECTION 2.02  Office.  The office of the Trust shall be in care of the
                      ------
Trustee at the address set forth in Section 12.04 or at such other address in Delaware as the Trustee may designate by written notice to the owners of the Owner Certificates (the "Owners").
                         ------

        SECTION 2.03  Purposes and Powers.  The purpose of the Trust is to
                      -------------------
engage solely in the following activities:

             (i) to own, preserve, maintain, defend and protect the Intellectual Property as allocated among the Worldwide Class Series Estate (as defined below) and the Georgia Class Series Estate (as defined below) (collectively, the "Trust Estate") and to authorize and/or license
                            ------------
        others to take such actions in accordance with the Administration and Servicing Agreement;

             (ii) to employ accountants, attorneys and agents (including, without limitation, the Servicer);

             (iii) to make distributions of the Trust Estate pursuant to Article V and Article IX;

             (iv) to engage in only those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, activities as may be required in connection with the protection or conservation of the Trust Estate; and

             (v) to grant the Newco License (as defined below) and the HFMI License (as defined below).

       The Trust shall not (i) engage in any activity other than the foregoing or that is required by or authorized by the terms of this Agreement, (ii) conduct any business or incur or guarantee any debt, or (iii) own or hold any assets other than the Trust Estate.

        SECTION 2.04  Appointment of Trustee.  HFMI hereby appoints WTC as
                      ----------------------
trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties of the Trustee set forth herein.

        SECTION 2.05  Declaration of Trust.  HFMI hereby declares that,
                      --------------------
simultaneously with the execution of this Agreement, pursuant to the Assignment of Intellectual Property, it has transferred, assigned, set over and otherwise conveyed (and shall continue to do so as provided in Section 3.01) all of the Intellectual Property to the Trust for the benefit of the Owners and for the purposes set forth in Section 2.03. The Trustee hereby acknowledges receipt of all of the Intellectual Property in trust and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the sole use and benefit of the Owners.

       It is the intention of the parties hereto that the Trust constitute a business trust under the Act and that this Agreement constitute the governing instrument of such business trust. On the business day prior to the date hereof, the Trustee shall have caused the filing of the Certificate of Trust for the Trust in the form attached hereto as Exhibit C with the Secretary of State of the State of Delaware. It is the further intention of the parties hereto that, solely for Federal and State income tax purposes, the Trust qualify as a grantor trust. The parties agree that the Trust will file or cause to be filed annual and other necessary returns, reports and other forms consistent with the characterization of the Trust as a grantor trust for Federal and State income tax purposes unless otherwise required by law. Effective as of the date hereof, the Trustee shall have all rights, powers and duties set forth herein and in the Act with respect to accomplishing the purposes of the Trust.

        SECTION 2.06  Liability of the Owners.  The Owners of the Owner
                      -----------------------
Certificates (as defined below) shall be liable for all debts, liabilities and expenses attributable to the Series Estate (as defined below) allocated to the Ownership Interest (as defined below) represented by such Owner's Owner Certificate and shall be jointly and severally liable for all other debts, liabilities and expenses of the Trust not allocable to a Series Estate to the extent that a general partner would be liable if the Trust were a general partnership under Delaware law; provided, however, that each such Owner shall be entitled to the indemnification set forth in Article XI.

        SECTION 2.07  Title to Trust Property.  Legal title to all of the Trust
                      -----------------------
Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee, trustees or a nominee's name, in which case title shall be deemed to be vested in the Trustee, a co-trustee, a separate trustee or Newco as nominee, for the Trust, as the case may be.

        SECTION 2.08  Situs of Trust.  The Trust will be located and
                      --------------
administered in the State of Delaware. Bank accounts, if any, maintained by the Trustee on behalf of the Trust shall be located in the State of Delaware. The Trust shall not have any employees in any state other than Delaware; provided,
                                                                     --------
however, that nothing herein shall restrict or prohibit the Trustee from having
-------
employees within or without the State of Delaware. The only office of the Trust will be at the address set forth in Section 12.04 in Delaware.


                                  ARTICLE III

                 Owner Certificates and Transfer of Interests
                 --------------------------------------------

        SECTION 3.01  Initial Ownership, Transfers of Ownership to Newco and
                      ------------------------------------------------------
Additional Intellectual Property.
--------------------------------

       (a) Upon the formation of the Trust and the contribution of the Intellectual Property from HFMI to the Trust pursuant to the Assignment of Intellectual Property, HFMI shall be the sole beneficial owner of the Trust and the Trustee shall issue and deliver to HFMI (i) the Worldwide Class Owner Certificate in the form attached hereto as Exhibit A (the "Worldwide Class Owner
                                                           ---------------------
Certificate") representing the Worldwide Class Interests (as defined below) and
-----------
(ii) the Georgia Class Owner Certificate in the form attached hereto as Exhibit B (the "Georgia Class Owner Certificate") representing the Georgia Class
        -------------------------------
Interests (as defined below).

       (b) Immediately following the issuance of the Owner Certificates to HFMI by the Trustee, HFMI, pursuant to the Acquisition Agreement, shall transfer the Worldwide Class Owner Certificate representing the Worldwide Class Interests to Newco, and Newco shall execute a counterpart to this Agreement agreeing to be bound by its terms and provisions as the Owner of the Worldwide Class Owner Certificate.

       (c) HFMI shall, from time to time, transfer to the Trust, as they come into being, additional trademarks, service marks, trade names, logos or other designations trade secrets, copyrights, or know-how hereafter acquired, created or developed by HFMI ("Additional Intellectual Property"). Simultaneously with
                       --------------------------------
such transfer, the Servicer shall direct the Trustee to (i) amend Exhibit D to this Agreement to add such Additional Intellectual Property as Worldwide Class Intellectual Property

                                                                               8
and Georgia Class Intellectual Property (both as defined below) and (ii) issue to Newco an amended Worldwide Class Owner Certificate representing the Worldwide Class Interests in the Worldwide Class Intellectual Property and to HFMI an amended Georgia Class Owner Certificate representing the Georgia Class Interests in the Georgia Class Intellectual Property, both of which shall include the Additional Intellectual Property.

       (d) The Owner Certificates shall be executed on behalf of the Trust by manual signature of a trust officer of the Trustee together with the Trustee's seal imprinted thereon. Owner Certificates bearing the manual signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that any of such individuals shall have ceased to be so authorized prior to the delivery of such Owner Certificates or did not hold such offices on the date of execution of such Owner Certificates or at any other time.

       (e) Newco, by accepting the Worldwide Class Owner Certificate, and any other person or entity that may purchase or otherwise acquire any beneficial interest in the Trust and become a party to this Agreement, represents, warrants and covenants that it will treat its right, title and interest in the Trust for Federal income tax purposes in a manner consistent with the characterization of the Trust as a grantor trust unless otherwise required by law. In addition, Newco and any other person or entity that may purchase or otherwise acquire a beneficial interest in the Trust agrees that, by its acceptance of an Owner Certificate, such beneficial owner agrees to be bound by the terms and provisions of this Agreement.

       (f) The parties agree that the Consulting Agreement shall be the mechanism by which the know how and trade secrets shall be included in and transferred to the Trust, and further that no other process or procedure shall be required to transfer such know how and trade secrets. From the expiration of the initial five year term of the Consulting Agreement the parties agree that the obligation upon Harry Blazer and HFMI to transfer know how and trade secrets to the Trust shall cease.

        SECTION 3.02  Series of Beneficial Interests.  Pursuant to Section
                      ------------------------------
3806(b)(2) of the Act, the beneficial interests of the Owners of Owner Certificates in the Trust Estate shall be initially divided into two separate series of beneficial interests (the "Ownership Interests"), which shall be
                                     -------------------
designated as the "Worldwide Class Interests" and the "Georgia Class Interests"
                   -------------------------           -----------------------
and shall have separate rights with respect to that portion of the Trust Estate allocated to that series (respectively, the "Worldwide Class Series Estate" and
                                             -----------------------------
the "Georgia Class Series Estate," each a "Series Estate").
     ---------------------------           -------------

       The Trust Estate shall be allocated to the Series Estates as follows:

          (a) the Worldwide Class Interests shall represent the Worldwide Class Series Estate, which shall consist of (i) the Intellectual Property listed as Worldwide Class Intellectual Property on Exhibit D, as may be updated from time to time (the "Worldwide Class Intellectual Property") and (ii) the license
              -------------------------------------
annexed hereto as Annex I to utilize the Worldwide Class Intellectual Property in countries throughout the world with the exception of the States of Georgia and Alabama, United States of America (the "Newco License"); and
                                            -------------

          (b) the Georgia Class Interests shall represent the Georgia Class Series Estate, which shall consist of (i) the Intellectual Property listed as Georgia Class Intellectual Property on Exhibit D, as may be updated from time to time (the "Georgia Class Intellectual Property") and (ii) the license annexed
           -----------------------------------
hereto as Annex II to utilize the Georgia Class Intellectual Property only in the States of Georgia and Alabama, United States of America (the "HFMI
                                                                  ----
License").

       Each Ownership Interest shall be separate from the other Ownership Interests in respect of the assets and liabilities of the Trust or the Series Estate allocated to that Ownership Interest. The assets and liabilities of each Series Estate shall be held and accounted for separately from the other assets and liabilities of the Trust and of the other Series Estate, and the Trustee shall maintain separate and distinct records for each Series Estate. The assets of a particular Series Estate shall belong to that Series Estate for all purposes, and not to the other Series Estate, and any assets, income, earnings, profits, funds, payments or proceeds with respect thereto that are not identifiable as belonging to any Series Estate shall be allocated between the Series Estates as mutually determined by the Owners of the Owner Certificates;

provided, that, if such Owners cannot agree on such allocation within 30 days,
--------  ----
the allocation shall be settled by arbitration in accordance with Section 12.05. The assets of a particular Series Estate shall be so recorded upon the books of the Trust and shall be charged with the liabilities of the Series Estate and all expenses, costs, charges or reserves of the Trust that are not identifiable as belonging to any Series Estate shall be allocated and charged by the Trustee between the Series Estates as mutually determined by the Owners of the Owner Certificates; provided, that, if such Owners cannot agree on such allocation
              --------  ----
within 30 days, the allocation shall be settled by arbitration in accordance with Section 12.05.

       Without limitation of the foregoing provisions of this Section 3.02,
Section 3804(a) of the Act is applicable to the Trust, and the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series Estate shall be enforceable against the assets of such Series Estate only, and not against the assets of the other Series Estate. Notice of this limitation on inter-series liability shall be set forth in the Certificate of Trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State pursuant to the Act. Every note, bond, contract or other undertaking issued by or on behalf of a particular Series Estate shall include a recitation expressly limiting the obligation represented thereby to that Series Estate and its assets.

        SECTION 3.03  Registration of Transfer and Exchange of Owner
                      ----------------------------------------------
Certificates.  The Trustee shall maintain, at the office or agency referred to
------------
in Section 2.02, a certificate register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Owner Certificates and of transfers and exchanges of Owner Certificates as herein provided.

       Upon surrender for registration of transfer of any Owner Certificate at the office or agency maintained pursuant to Section 2.02, the Trustee shall execute and deliver, in the name of the designated transferee, a new Owner Certificate representing a like interest dated the date of execution by the Trustee. At the option of an Owner, an Owner Certificate may be exchanged for another Owner Certificate representing a like interest upon surrender of the Owner Certificate to be exchanged at the office or agency maintained pursuant to
Section 2.02.

       Every Owner Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Owner. In addition, every transferee of an Owner Certificate shall execute and deliver to the Trustee, a letter, in form and substance satisfactory to the Trustee, agreeing to be bound by the terms of this Agreement. Each Owner Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee.

       The Trustee may request a written opinion of counsel in form and substance reasonably satisfactory to the Trustee to the effect that the proposed transfer of Owner Certificates may be effected without registration under any state or federal securities laws, and without adversely affecting the treatment of the Trust as a grantor trust for Federal income tax purposes.

       No service charge shall be made for any registration of transfer or exchange of Owner Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Owner Certificates and for the reasonable fees and charges of outside counsel.

        SECTION 3.04  Mutilated, Destroyed, Lost or Stolen Owner Certificates.
                      -------------------------------------------------------
If (a) any mutilated Owner Certificate shall be surrendered to the Trustee, or if the Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of any Owner Certificate and (b) there shall be delivered to the Trustee such security or indemnity as may be reasonably required by it to save it harmless, then, in the absence of notice that such Owner Certificate shall have been acquired by a bona fide pur chaser, the Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Owner Certificate, a new Owner Certificate of like tenor and denomination. In connection with the issuance of any new Owner Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Owner Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if the duplicate were originally issued, whether or not the lost, stolen or destroyed Owner Certificate shall be found at any time.

        SECTION 3.05  Transfers.
                      ---------

       (a) Except as contemplated in Section 3.06 and 3.07 below and as permitted by the Intercreditor Agreement dated of even date herewith between Newco and Creditanstalt-Bankverein, as agent (the "Intercreditor Agreement"),
                                                   -----------------------
HFMI shall not have the right to transfer, assign or otherwise convey all or any part of its right, title or interest in and to this Agreement, the Trust, the Georgia Class Series Estate, its Ownership Interests, the Georgia Class Owner Certificate, the Georgia Interests or the Georgia Class Intellectual Property.

       (b) Subject to the provisions of Sections 9.01, 5.01 and 3.05(a) above, an Owner other than HFMI may transfer, assign or otherwise convey all right, title and interest in and to this Agreement, the Trust, the applicable Series Estate, the Ownership Interests or any Owner Certificate without the consent of the Trustee to any successors, assigns, transferees or other successors in interests (collectively, "Successors") provided that (i) the Owner provides to
                          ----------
the other Owners written notice of the transfer and receives the written consent of the Servicer, which consent may not be unreasonably withheld, (ii) the Successor agrees in writing to be bound by the terms and conditions of this Agreement, the Administration and Servicing Agreement, and the relevant license agreement from the Trust, (iii) the Owner obtains a written, signed and notarized acknowledgment by the Successor that such Successor is and will be bound by the terms and conditions of this Agreement, the Administration and Servicing Agreement, and the relevant license agreement from the Trust, and such Successor agrees similarly to obtain such acknowledgments from its Successors,
(iv) the Owner obtains a written opinion of outside counsel that such transfer does not breach any relevant securities law, (v) such transfer does not cause HFMI or the Trust any adverse tax effect; and (vi) any approvals of Governmental Bodies required by the Owner in relation to the Owner's ownership of the Ownership Interest remains in full force and effect following the transfer.

       (c) Subject to the provisions of Sections 9.01, 5.01 and 3.05(a) above, any Owner other than HFMI or its Successor (each, an "Owner of
                                                             --------
Intellectual Property") may at its option subdivide its Worldwide Class Owner
---------------------
Certificate, Worldwide Class Interest and Worldwide Class Series Estate or its certificate, interest and estate created by the prior application of this provision (as the case may be) and transfer, assign or otherwise convey such subdivided beneficial interests to any person or entity (such person or entity and any subsequent transferee or assignee, a "Transferee"); provided that (i)
                                              ----------
the Owner of Intellectual Property provides to the other Owners of Intellectual Property and HFMI written notice of the transfer and receives the written consent of the Servicer, which consent may not be unreasonably withheld, (ii) the Transferee agrees in writing to be bound by the terms and conditions of this Agreement, the Administration and Servicing Agreement, and the relevant license agreement from the Trust, (iii) the Owner of Intellectual Property obtains a written, signed and notarized acknowledgment by the Transferee that such Transferee is and will be bound by the terms and conditions of this Agreement, the Administration and Servicing Agreement and the relevant license agreement from the Trust, and such Transferee agrees similarly to obtain such acknowledgments from its Successors or Transferees; and (iv) such transfer does not constitute an offering to the public or a distribution that would require registration of such transfer pursuant to any applicable Federal, State or foreign securities law or regulation, unless such offering or distribution has been registered as required by such Federal, State or foreign securities law. Upon satisfaction of conditions (i)-(iv) of this Section 3.05(b), such Transferee shall be deemed an Owner of Intellectual Property.

        SECTION 3.06  Call Option on Change of Control of HFMI.  HFMI, as Owner
                      ----------------------------------------
of the Georgia Class Owner Certificate, hereby grants to Newco an exclusive and irrevocable option (the "Option") to purchase the Georgia Class Owner
                         ------
Certificate, for $1,000, upon the occurrence of any Change of Control (as defined below) of HFMI, unless (i) such Change of Control of HFMI is approved in advance, in writing, by Newco, which approval shall not be unreasonably withheld or (ii) such Option has been waived under the Intercreditor Agreement.

       A "Change of Control" of HFMI shall occur if: (i) any individual,
          -----------------
corporation, partnership, joint venture, association, trust, unincorporated organization or other entity (each a "Person") or "group" (within the meaning of
                                      ------       -----
Section 13(a)(3) of the Securities Exchange Act of 1934, as amended), other than Harry Blazer and affiliates (as defined below) of Harry Blazer, at any time (a) acquires or becomes entitled to acquire or has or becomes entitled to have beneficial ownership of securities (including options, warrants, rights and convertible and exchangeable securities) having a majority of the voting power of the capital stock of HFMI (assuming exercise or conversion solely of securities held by such Persons or group), or (b) is or becomes entitled to appoint a majority of the directors of HFMI, or (c) enters into any binding arrangement, agreement or proposal to do any of the foregoing; or (ii) Harry Blazer or affiliates of Harry Blazer, at any time, cease to be entitled (a) to beneficial ownership of securities having a majority of the voting power of the capital stock of HFMI, or (b) to appoint a majority of the directors of HFMI; or
(iii) a majority of the directors of HFMI at the date hereof are removed or replaced without the approval of a majority of the directors of HFMI. An "affiliate" of any Person means another Person that directly or indirectly,
 ---------
through one or more intermediaries, controls, is controlled by, or is under the control with, such first Person.

       For the avoidance of doubt, (i) it shall be reasonable for Newco to withhold its approval to a proposed Change of Control of HFMI under this Section
3.06 (except as set forth in the last paragraph of this Section 3.06) pursuant to which the Person that will control HFMI following such proposed Change of Control is a competitor of any of Newco, any subsidiary of Newco, Parent or any subsidiary of Parent, and (ii) it shall not be reasonable for Newco to withhold its approval to a proposed Change of Control of HFMI under this Section 3.06 where such Change of Control arises solely because of the death or disability of Harry Blazer.

       HFMI shall, and shall use its best efforts to procure that Harry Blazer and Harry Blazer, Inc., will, prior to taking any action which may lead to a Change of Control, including entering into negotiations or discussions with any other Persons, provide reasonable notice to Newco to the effect that it is taking such action. In the event that Newco receives information from HFMI, Harry Blazer or Harry Blazer, Inc. under this provision, Newco agrees to hold such information in confidence, except that it may share the information with its legal advisors or as required by law.

       Notwithstanding the foregoing provisions of this Section 3.06, in the event that a Change of Control is proposed at a time when neither Newco nor any of its successors has for at least 36 months prior to such Change of Control actively engaged in the planning, development or operation of any business involving primarily the retail sale of fresh fruits and vegetables, meats, seafood or bakery goods primarily for take out, then HFMI may (subject to Newco's written approval which shall not be unreasonably withheld) effect such a Change of Control (even if as a result thereof a competitor of any of Newco, any subsidiary of Newco, Parent or any subsidiary of Parent acquires control of
HFMI); provided, however, Newco may, immediately prior to the occurrence of such Change of Control, exercise the Option, but only if Newco shall thereupon grant to HFMI a perpetual, royalty-free nonexclusive license of the trade secrets and know-how contained in the Intellectual Property for use by HFMI.

        SECTION 3.07  Exercise of Call Option.  In the event that Newco wishes
                      -----------------------
to exercise the Option, Newco shall send a written notice to HFMI specifying the place, time and date for the closing of the purchase of the Georgia Class Ownership Certificate. At such a closing for the exercise of the Option and purchase by Newco of the Georgia Class Ownership Certificate:

          (a) Newco shall pay the option price therefor to HFMI, by delivering to Newco a certified or bank check payable to or upon the order of HFMI in the amount of $1,000; and

          (b) HFMI shall deliver to the Trustee, with a copy to Newco, all documentation, instruments and agreements, including the Georgia Class Ownership Certificate, necessary to transfer all of its right, title and interest in the Georgia Class Ownership Certificate to Newco.

        SECTION 3.08  Persons Deemed Owners.  Prior to the due presentation of
                      ---------------------
an Owner Certificate for registration of transfer, the Trustee may treat the Person in whose name any Owner Certificate shall be registered in the certificate register as the Owner of such Owner Certificate for the purpose of receiving distributions pursuant to Articles V and IX and for all other purposes whatsoever, and the Trustee shall not be affected by any notice to the contrary.


                                  ARTICLE IV

                     Actions by the Trust and the Trustee
                     ------------------------------------

        SECTION 4.01  Actions by the Trust; Power of Owners with Respect to
                      -----------------------------------------------------
Certain Matters.  The Trust shall have no officers, employees or other
---------------
management. Pursuant to the Administration and Servicing Agreement and the Licensee Control Agreement, the Trust has engaged the Servicer and will within a reasonable period, engage a controller to take all actions that the Trust is required to take pursuant to this Agreement and to protect, preserve, maintain and defend the Trust Estate. The Trustee shall not take any actions on behalf of the Trust unless authorized in writing by the Servicer to take such action. In addition, in accordance with the provisions of the Administration and Servicing Agreement, each Owner may request that the Servicer take actions under the Administration and Servicing Agreement consistent with the terms, conditions and purposes of this Agreement with respect to matters that exclusively affect the portion of the relevant Series Estate represented by such Owner's Ownership Interest in accordance with such Owner's written request.

        SECTION 4.02  Action with Respect to Bankruptcy.  None of the Trustee,
                      ---------------------------------
the Owners or the Servicer shall have the power to commence or consent to the commencement of a proceeding relating to the Trust under the Federal Bankruptcy Code or similar insolvency laws and the Trust shall not have the power to commence a voluntary case under the Federal Bankruptcy Code or similar insolvency laws.

        SECTION 4.03  Restrictions on Owners' and Servicer's Power.   The Owners
                      --------------------------------------------
and the Servicer shall not direct the Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Trustee under this Agreement, or would be contrary to Section 2.03; nor shall the Trustee be obligated to follow any such direction, if given.

        SECTION 4.04  Approval of Servicer  On the date hereof Newco will be
                      --------------------
appointed Servicer pursuant to the Administration and Servicing Agreement. Prior to resigning as Servicer, Newco shall obtain the consent of HFMI to the new servicer (which consent shall not be unreasonably withheld).

                                   ARTICLE V

                         Distribution of Trust Estate
                         ----------------------------

        SECTION 5.01  Distribution of Trust Estate.  Upon the termination of the
                      ----------------------------
Trust (a) pursuant to Section 9.01(a)(i), the parties shall negotiate a mutually acceptable division of the Trust; or (b) in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Trust, the entire Trust Estate shall be distributed by the Servicer, on behalf of the Trust, as follows: (i) the Worldwide Class Series Estate shall be assigned, conveyed and distributed to the Owner by the Worldwide Class Owner Certificate and (ii) the Georgia Class Series Estate shall be assigned, conveyed and distributed to the Owner of the Georgia Class Owner Certificate. Upon termination of the Trust pursuant to Section 9.01(a)(ii), the entire Trust Estate shall be immediately distributed by the Servicer, on behalf of the Trust, to the Owner of the Worldwide Class Owner Certificate.


                                  ARTICLE VI

                        Authority and Duties of Trustee
                        -------------------------------

        SECTION 6.01  General Authority.  The Trustee is authorized and directed
                      -----------------
to execute and deliver on behalf of the Trust, the Administration and Servicing Agreement, the Power of Attorney attached as an exhibit to the Administration and Servicing Agreement, the Licensee Control Agreement, the Power of Attorney attached as an exhibit to the Licensee Control Agreement, the Transfer Agreement, the Assignment of Intellectual Property, the Newco License and the HFMI License. In addition to the foregoing, the Trustee is authorized and directed to take all actions required of the Trust pursuant to this Agreement if so directed in writing by the Servicer in accordance with the Servicing Agreement.

        SECTION 6.02  General Duties.  It shall be the duty of the Trustee to
                      --------------
discharge (or cause to be discharged by the Servicer [or the third party management company] all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the various Owners, in accordance with the provisions of this Agreement.

        SECTION 6.03  Action upon Instruction.
                      -----------------------

       (a) Except as otherwise expressly specified to the contrary herein, the Servicer, pursuant to the Administration and Servicing Agreement, may by written instruction direct the actions of the Trustee with regard to the Trust so long as such instructions are not inconsistent with the express terms set forth in this Agreement.

       (b) The Trustee shall not be required to take any action hereunder if the Trustee shall have reasonably determined, or shall have been advised by counsel (such counsel to be selected in good faith, without gross negligence or willful misconduct), that such action is likely to result in liability on the part of the Trustee or is contrary to the terms hereof or is otherwise contrary to law. In such cases, the Trustee shall notify the Owners that it has decided not to take an action directed by the Servicer and of its reasons for that decision.

       (c) Whenever (i) the Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or (ii) the Trustee is unsure as to the application of any provision of this Agreement or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or this Agreement permits any determination by the Trustee or is silent or is incomplete as to the course of action that the Trustee is required to take with respect to a particular set of facts, the Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Servicer; and, to the extent the Trustee acts in good faith in accordance with any written instruction of the Servicer received, the Trustee shall not be liable on account of such action to any person. If the Trustee shall not have received appropriate written instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement, as it shall reasonably in good faith deem to be in the best interests of the Owners, and shall have no liability to any person for such action or inaction. In cases in which the Trustee does not timely receive appropriate written instruction, the Trustee shall notify the Owners concerning the action or inaction that it deemed to be in the best interests of the Owners.

        SECTION 6.04  No Duties Except as Specified in this Agreement or in
                      -----------------------------------------------------
Instructions.  The Trustee shall not have any duty or obligation to manage, make
------------
any payment with respect to, register, record, sell, dispose of, perfect or maintain any security interest in, or otherwise deal with any part of the Trust Estate, prepare, file or record any document or report, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement against the Trustee. WTC nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, WTC that are not related to the ownership or the administration of the Trust Estate.

        SECTION 6.05  No Action Except Under Specified Documents or
                      ---------------------------------------------
Instructions.  The Trustee shall not manage, control, use, sell, dispose of or
------------
otherwise deal with any part of the Trust Estate except in accordance with any document or instruction delivered to the Trustee pursuant to Section 6.03.

        SECTION 6.06  Accounting and Reports to the Owners, the Internal Revenue
                      ----------------------------------------------------------
Service and Others.  The Servicer shall, on behalf of the Trust, (a) maintain
------------------
(or cause to be maintained) the books of the Trust, (b) deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable each Owner to timely prepare its Federal and state income tax returns, (c) prepare in the manner required by law and timely file such tax returns relating to the Trust consistent with the characterization of the Trust as a grantor trust for Federal income tax purposes unless otherwise required by law and (d) cause such tax returns to be signed in the manner required by law.

        SECTION 6.07  Signature on Returns.  The Trustee shall sign on behalf of
                      --------------------
the Trust the tax returns of the Trust, unless applicable law requires an Owner to sign such documents, in which case such documents shall be signed by the Owner of the Worldwide Class Owner Certificate on behalf of the Trust.

        SECTION 6.08  Restrictions.  The Trustee shall not take any action (a)
                      ------------
that is inconsistent with the purposes of the Trust set forth in Section 2.03 or
(b) that, to the actual knowledge of the Trustee, would result in the Trust being treated as an association taxable as a corporation for Federal income tax purposes. The Owners shall not direct the Trustee to take any action that would violate the provisions of this Section.


                                  ARTICLE VII

                            Concerning the Trustee
                            ----------------------

        SECTION 7.01  Acceptance of Trusts and Duties.  The Trustee accepts the
                      -------------------------------
trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Trustee or WTC, as the case may be, shall not be answerable or accountable under any circumstances, except (i) for its own bad faith, willful misconduct or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in

Section 7.03 expressly made by WTC, (iii) for liabilities arising from the failure by the Trustee to perform obliga tions expressly undertaken by it in the last sentence of Section 6.04, and (iv) for taxes, fees, or other charges that are imposed on, based on, or measured by any fees, commissions or compensation received by the Trustee in connection with any of the transactions contemplated by this Agreement. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

       (a) the Trustee shall not be liable for any error of judgment made by a responsible officer of the Trustee (unless as a result of its bad faith, willful misconduct or gross negligence);

       (b) no provision of this Agreement shall require the Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

       (c) under no circumstances shall the Trustee be liable for any representation, warranty, covenant or agreement made by any party other than the Trustee;

       (d) the Trustee shall not be liable for any action taken or not taken in good faith reliance upon any written representation, warranty, covenant or agreement made by any party other than the Trustee;

       (e) the Trustee shall not be responsible for or with respect to the validity or sufficiency of this Agreement or for the due execution hereof by HFMI or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, and the Trustee shall in no event assume or incur any liability, duty, or obligation to any Owner, other than as expressly provided for herein;

       (f) the Trustee will have no duty or liability for the actions or omissions of the Servicer and shall not be responsible for performance of any duties that are to be performed by the Servicer under the Administration and Servicing Agreement; and

       (g) the Trustee shall not be liable for any action or inaction taken or omitted in good faith in accordance with the written instructions of the Servicer pursuant to this Agreement.

        SECTION 7.02  Furnishing of Documents.  The Trustee shall furnish to the
                      -----------------------
Owners and the Servicer promptly upon receipt of a request therefor, duplicates or copies of all reports, notices, requests, demands, certificates and any other instruments furnished to or issued by the Trustee hereunder or with respect to the Intellectual Property and other property or rights held hereunder.

        SECTION 7.03  Representations and Warranties of WTC.  WTC hereby
                      -------------------------------------
represents and warrants to the Owners that:

       (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority and all material governmental licenses, authorizations, consents and approvals required under the laws of the State of Delaware and of the United States to execute, deliver and perform its obligations under this Agreement and to act as a trustee and fiduciary under this Agreement.

       (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

       (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will (i) contravene any Delaware or Federal law, governmental rule or regulation governing the banking, trust or fiduciary powers of the Trustee or any judgment or order binding on it, (ii) constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound, (iii) result in the creation or imposition of any Lien on the Trust Estate or (iv) require any authorization or approval or other action by, or notice to or filing with, any governmental or regulatory authority under Delaware or Federal law with respect to the banking or the trust powers of the Trustee, except such as have been obtained, given or accomplished.

       (d) There is no action, suit, investigation or proceeding pending (or, to the knowledge of WTC, threatened) against WTC or affecting the property of WTC before any court, arbitrator or administrative or governmental body which, individually or in the aggregate, if decided adversely to the interests of WTC, would have a materially adverse effect upon the ability of WTC to perform its obligations under this Agreement.

        SECTION 7.04  Reliance; Advice of Counsel.
                      ---------------------------

       (a) The Trustee shall incur no liability to anyone in acting in good faith upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by any officer of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

       (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement, the Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee in good faith and without gross negligence or willful misconduct, and (ii) may consult with counsel, accountants and other skilled persons to be selected in good faith and without gross negligence or willful misconduct and employed by it. The Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion of any such counsel, accountants or other such persons.

        SECTION 7.05  Not Acting in Individual Capacity. Except as provided in
                      ---------------------------------
this Article VII, in accepting the Trust hereby created, WTC acts solely as Trustee hereunder and not in its individual capacity and all persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement, shall look only to the Trust Estate for payment or satisfaction thereof.

        SECTION 7.06  Bankruptcy Matters.  WTC hereby agrees that it will not
                      ------------------
commence an involuntary bankruptcy proceeding under the Federal Bankruptcy Code and similar insolvency laws against the Trust for non-payment of amounts owed to WTC pursuant to Sections 8.01 and 8.02.


                                 ARTICLE VIII

                            Compensation of Trustee
                            -----------------------

        SECTION 8.01  Trustee's Fees and Expenses.  The  Trustee shall receive
                      ---------------------------
as compensation for its services hereunder such reasonable fees as have been separately agreed upon among HFMI, Newco and the Trustee. The Trustee shall be entitled to be reimbursed from HFMI and Newco for its other reasonable expenses authorized hereunder and incurred in the performance of its obligations, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

        SECTION 8.02  Indemnification.  The Trust, HFMI and Newco shall be
                      ---------------
jointly and severally liable as primary obligors for, and shall indemnify WTC and its successors, assigns, agents and servants (collectively, the "Trustee Indemnified Parties") whether or not any of the transactions contemplated hereby are consummated from and against, any and all liabilities, obligations, losses, damages, taxes, penalties, claims, actions and suits, and any and all costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Trustee Indemnified Parties in any way relating to or arising out of this Agreement, the administration of the Trust and the Trust Estate or the action or inaction of the Trustee authorized hereunder, except only that the Trust, HFMI and Newco shall not be liable for or be required to indemnify the Trustee Indemnified Parties from and against Expenses arising or resulting from any of the matters described in the second sentence of Section 7.01. The indemnities contained in this Section 8.02 shall survive the termination of this Agreement or the resignation or removal of the Trustee.


                                  ARTICLE IX

                        Termination of Trust Agreement
                        ------------------------------

        SECTION 9.01  Termination of Trust Agreement.
                      ------------------------------

       (a) The Trust shall dissolve upon (i) the first date upon which the Owners of the Worldwide Class Owner Certificate and the Georgia Class Owner Certificate mutually agree and consent to the termination of the Trust or (ii) the exercise by Newco of the Option, pursuant to Section 3.07, following the occurrence of a Change of Control of HFMI and the subsequent transfer of the Georgia Class Owner Certificate to Newco. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner or the Trustee shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of all or any part of the Trust or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

       (b) Except as provided in Section 9.01(a), neither HFMI, Newco nor any other person shall be entitled to revoke or terminate the Trust.

       (c) Upon completion of the winding-up of the Trust, the Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of the Act and the Trust and this Agreement (other than Section 8.02) shall terminate.

                                   ARTICLE X

                              Successor Trustees
                            and Additional Trustees
                            -----------------------

        SECTION 10.01  Resignation or Removal of Trustee.  The Trustee may at
                       ---------------------------------
any time resign and be discharged from the trusts hereby created by giving 30-days written notice thereof to the Owners and the Servicer. Upon receiving such notice of resignation, the Servicer, on behalf of the Trust and as directed by mutual consent of the Owners, shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

       If at any time the Trustee shall fail to resign after written request therefor by the Owners or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Owners (acting unanimously) may remove the Trustee. If the Servicer (upon the instruction of the Owners) or the Owners shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer or the Owners, as the case may be, shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee and payment of all fees owed to the outgoing Trustee.

       Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to
Section 10.02 and payment of all fees and expenses owed to the outgoing Trustee, at which time the retiring Trustee will be fully discharged of its duties and liabilities hereunder, except for liabilities arising prior to the date of such resignation or removal.

        SECTION 10.02  Successor Trustee.  Any successor Trustee shall at all
                       -----------------
times be a trust company or a banking corporation organized and existing under the laws of the State of Delaware having all corporate, trust and fiduciary powers and all material government licenses, authorizations, consents and approvals required to carry on a trust business and having at all times an aggregate capital, surplus and undivided profits of not less than $50,000,000 (or the obligations and liabilities of which are irrevocably and unconditionally guaranteed by the affiliated person having a combined capital and surplus of at least $50,000,000 and shall not be an affiliate of any of the Owners) and shall have its principal place of business in the State of Delaware. Any successor Trustee appointed pursuant to Section 10.01 shall execute, acknowledge and deliver to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties, trusts, and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and monies held by it under this Agreement; and the Owners and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties, and obligations.

        SECTION 10.03  Merger or Consolidation of Trustee.  Any corporation into
                       ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or con solidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any instrument or any further act on the part of any of the parties hereto; anything herein to the contrary notwithstanding, provided such resulting entity shall be eligible under the Act and this Agreement.

        SECTION 10.04  Appointment of Co-Trustee or Separate Trustee.
                       ---------------------------------------------
Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Servicer and the Trustee, acting jointly in consultation with HFMI, shall have the power and shall execute and deliver all instruments to appoint one or more persons, approved by the Trustee, to act as co-trustee, jointly with the Trustee, or as separate trustee, solely at the direction of the Trustee, of all or any part of the Trust Estate, and to vest in such person, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the terms of this Agreement, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. No co-trustee or separate trustee shall be required to meet the eligibility requirements for a successor trustee pursuant to Section 10.02, and no notice of appointment of any co-trustee or separate trustee shall be required.

                                  ARTICLE XI

                                Indemnification
                                ---------------

        SECTION 11.01  General Indemnification.  Each Owner of an Owner
                       -----------------------
Certificate (the "Indemnifying Party") hereby agrees to indemnify, defend and
                  ------------------
hold harmless the other Owner (and its directors, officers, employees, affiliates, successors and assigns) (the "Indemnitees") from and against all
                                          -----------
losses, liabilities, damages, deficiencies, demands, claims, actions, judgments or causes of action, assessments, costs or expenses (including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements) ("Losses") to the extent such Losses are based upon, arise out of
                 ------
or otherwise are incurred as a result of the failure by the Indemnifying Party to make any payment required to be made by such Indemnifying Party pursuant to
Section 2.06 of this Agreement.

        SECTION 11.02  Notice and Opportunity to Defend.
                       --------------------------------

       (a) Promptly after receipt by any Indemnitee of notice of any demand, claim or circumstance that, with the lapse of time, would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss,
                                 ------------------
the Indemnitee shall give notice thereof (the "Claims Notice") to any
                                               -------------
Indemnifying Party. The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

       (b) The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within 30 days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the objection of the other; provided,
                                                                    --------
however, that consent to settlement or compromise shall not be unreasonably
-------
withheld. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability.
If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

       (c) Except to the extent expressly provided otherwise herein among the Owners (in their capacities as such), the Owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the Delaware General Corporations Law.


                                  ARTICLE XII

                                 Miscellaneous
                                 -------------

        SECTION 12.01  Supplements and Amendments.  This Agreement and the
                       --------------------------
Certificate of Trust may be amended by the Trustee, without the consent of the Owners, to cure any ambiguity, to correct or supplement any provisions in this Agreement or the Certificate of Trust, or to add any other provisions with respect to matters or questions arising under this Agreement or the Certificate of Trust that shall not be inconsistent with the provisions hereof or thereof;

provided, however, that such action shall not adversely affect in any respect
--------  -------
the interests of the Owners, and the Owners shall be notified of such amendment by the Trustee.

       This Agreement and the Certificate of Trust may also be amended from time to time by the Trustee with the consent of all of the Owners (which consent of any Owner given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on Owner and on all future Owners of such Owner's Owner Certificate and of any Owner Certificate issued upon the transfer thereof or in exchange or in lieu thereof whether or not notation of such consent is made upon the Owner Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Certificate of Trust or of modifying in any manner the rights of the Owners.

       Promptly after the execution of any amendment to the Certificate of Trust, the Trustee shall cause the filing of such amendment with the Secretary of State and provide copies thereof to the Owners.

       Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Trustee shall be entitled to receive and rely upon a written opinion of counsel reasonably satisfactory to the Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

        SECTION 12.02  No Legal Title to Trust Estate in Owners.  The Owners
                       ----------------------------------------
shall not have legal title to any part of the Trust Estate. The Owners shall not be entitled to create any lien, security interest, mortgage, pledge, charge, claim or other encumbrance (other than licenses granted in the ordinary course of business) (a "Lien") in the Trust Estate; provided, however, that the
                 ----                        --------  -------
foregoing shall in no respects prohibit any Owner from granting a Lien with respect to its Ownership Interest. The Owners shall be entitled to receive distributions with respect to their beneficial ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, and interest of the Owners to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee or other successor to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

        SECTION 12.03  Limitations on Rights of Others.  No person other than
                       -------------------------------
the Trustee or the Owners shall have any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein. No creditor of an Owner shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust.

        SECTION 12.04  Notices.  All notices and other communications hereunder
                       -------
shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile or telegram or on the next business day when sent by reputable overnight courier or on the third succeeding business day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (i)    if to HFMI, to

                 Harry's Farmers Market, Inc.
                 1180 Upper Hembree Road
                 Roswell, Georgia  30076
                 Attention:  Harry Blazer
                 Telecopier:  (770) 664-4920

                 with a copy to:
                 Alston & Bird
                 One Atlantic Center
                 1201 West Peachtree Street
                 Atlanta, Georgia  30309
                 Attention:  John Latham, Esq.
                 Telecopier:  (404) 881-7458

    (ii)    if to the Trust or the Trustee, to

                 Wilmington Trust Company
                 1100 North Market Street
                 Rodney Square North
                 Wilmington, Delaware  19890
                 Attention:  Corporate Trust Administration
                 Telecopier:  (302) 651-1576

                 with a copy to:

                 Richards, Layton & Finger
                 One Rodney Square
                 Wilmington, Delaware  19899
                 Attention:  Eric A. Mazie, Esq.
                 Telecopier:  (302) 658-6548

   (iii)     if to Newco or to the Servicer, to

                 HFMI Acquisition Corporation
                 14103 Denver West Parkway
                 Golden, Colorado  80401
                 Attention: Saad J. Nadhir
                 Telecopier:  (303) 771-4860




        SECTION 12.05  Arbitration.  If the Owners cannot agree upon an
                       -----------
allocation of assets or liabilities to a particular Series Estate pursuant to
Section 3.02 within 30 days, the dispute shall be settled and determined by an arbitrator (which may be the Trustee) mutually agreed upon by the parties (or, if the parties cannot agree upon an arbitrator within 30 days, an arbitrator selected by the president of the American Arbitration Association). Such arbitration shall take place in Atlanta, Georgia in accordance with and pursuant to the then existing rules of the American Arbitration Association. The fees and expenses of the arbitrator shall be shared equally by the parties to the arbitration. The parties agree that the arbitrator shall have the power to award reasonable attorney's fees and expenses in any proceeding and that the arbitration award shall be final and binding upon the parties.

        SECTION 12.06  Severability.  Any provision of this Agreement that is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 12.07  Separate Counterparts.  This Agreement may be executed by
                       ---------------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 12.08  Successors and Assigns.  All covenants and agreements
                       ----------------------
contained herein shall be binding upon, and inure to the benefit of the Trustee and its successors and each Owner and its permitted successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

        SECTION 12.09  Headings.  The headings of the various Articles and
                       --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 12.10  Governing Law.  This agreement shall be construed in
                       -------------
accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        SECTION 12.11  Unanimous Consent of Owners.  Unless otherwise specified
                       ---------------------------
herein, any action, consent or instruction of the Owners referred to in this Trust Agreement shall require the unanimous consent of the then-current Owners of all series.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


WILMINGTON TRUST COMPANY              HARRY'S FARMERS MARKET, INC.


By: /s/ Christopher L. Kaiser         By: /s/Harry A. Blazer
   ----------------------------          ------------------------------
   Name: Christopher L. Kaiser           Name: Harry A. Blazer
   Title: Vice President                 Title: President



HFMI ACQUISITION CORPORATION



By: /s/ Saad J. Nadhir
   ----------------------------
   Name: Saad J. Nadhir
   Title: Chief Executive Officer

                                   EXHIBIT C
                                   ---------

[LETTERHEAD OF OFFICE OF THE SECRETARY OF STATE, STATE OF DELAWARE APPEARS HERE]

                                                                          PAGE 1

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF BUSINESS TRUST REGISTRATION OF "HFMI TRUST", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JANUARY, A.D. 1997, AT 5 O'CLOCK P.M.


                              [SEAL APPEARS HERE]

                                             /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

2712251  8100                                       AUTHENTICATION:  8307676

971030925                                                     DATE:  01-29-97

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 05:00 PM 01/29/1997
                                                             971030925 - 2712251


                            CERTIFICATE OF TRUST OF
                                  HFMI TRUST

        THIS Certificate of Trust of HFMI Trust (the "Trust"), dated January 29,
                                                                             --
1997, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq).
                       ------           -- ---

        1. Name. The name of the business trust formed hereby is HFMI Trust.
           ----

        2. Delaware Trustee. The name and business address of the trustee of the
           ----------------
Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration.

        3. Series Trust. The Trust shall be a series trust and the debts,
           ------------
liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the Trust generally.

        4. Effective Date. This Certificate of Trust shall be effective on
           --------------
January 30, 1997.
        --

        IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                                       WILMINGTON TRUST COMPANY,
                                       as trustee


                                       By: /s/ Norma P. Closs
                                           ------------------------------------
                                           Name:  Norma P. Closs
                                           Title: Vice President

                                   EXHIBIT A

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, OR OFFERED FOR SALE, UNLESS REGISTERED PURSUANT TO SUCH ACT OR UNLESS AN EXEMPTION UNDER SUCH ACT IS AVAILABLE.

TRANSFER OF THIS TRUST CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND LIMITATIONS SET FORTH IN THE TRUST AGREEMENT.

                                  HFMI TRUST

                       WORLDWIDE CLASS OWNER CERTIFICATE

                       UNDER TRUST AGREEMENT DATED AS OF

                               January 30, 1997

        THIS CERTIFIES THAT Harry's Farmers Market, Inc. ("HFMI") is the
                                                           ----
registered owner of the Worldwide Class Interests in the HFMI Trust (the "Trust"), a Delaware business trust formed pursuant to the Trust Agreement (as
 -----
amended, supplemented or otherwise modified from time to time, the ("Trust
                                                                     -----
Agreement"), dated as of January 30, 1997, between Wilmington Trust Company, as
---------
trustee (the "Trustee") and HFMI. This Trust Certificate is issued pursuant to
              -------
and is entitled to the benefits of the Trust Agreement, and each Owner (as defined in the Trust Agreement) by acceptance hereof shall be bound by the terms of the Trust Agreement. Reference is hereby made to the Trust Agreement for a statement of the rights and obligations of the Owner hereof. The Trustee may treat the person shown on the register maintained by the Trustee pursuant to
Section 3.03 of the Trust Agreement as the absolute Owner hereof for all purposes.

        Capitalized terms used herein without definition have the respective meanings ascribed to them in the Trust Agreement.

        As set forth more fully in the Trust Agreement, each Ownership Interest in the Trust is separate from the other Ownership Interests in respect of the assets and liabilities of the Trust allocated to such Ownership Interest. The Worldwide Class Interests represented by this Worldwide Class Owner Certificate represent solely the Worldwide Class Series Estate. Pursuant to Section 3804(a) of the Delaware Business Trust Act, as amended, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Worldwide Class Series Estate shall be enforceable against the assets of such Series Estate only, and not against the assets of any other Series Estate.

        In the manner more fully set forth in, and as limited by, the Trust Agreement, this Trust Certificate may be transferred upon the books of the Trustee by the registered Owner upon surrender of this Trust Certificate to the Trustee accompanied by a written instrument of the transferee in form satisfactory to the Trustee.

        In addition, any transferee of this Trust Certificate shall execute and deliver to the Trustee a letter, in form and substance satisfactory to the Trustee, agreeing to be bound by the terms of the Trust Agreement.

        The Trustee may request an opinion of counsel in form and substance satisfactory to the Trustee to the effect that the proposed transfer of this Trust Certificate may be effected without registration under any state or Federal Securities laws.

        This Trust Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        IN WITNESS WHEREOF, the Trustee, pursuant to the Trust Agreement, has caused this Trust Certificate to be issued as of the date hereof.

Dated as of January   , 1997
                    --

                        Wilmington Trust Company,
                        not in its individual capacity but solely as Trustee,

                        By:
                           -------------------------------------------------
                           Name:
                           Title:

                                   EXHIBIT B

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, OR OFFERED FOR SALE, UNLESS REGISTERED PURSUANT TO SUCH ACT OR UNLESS AN EXEMPTION UNDER SUCH ACT IS AVAILABLE.

TRANSFER OF THIS TRUST CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND LIMITATIONS SET FORTH IN THE TRUST AGREEMENT.

                                  HFMI TRUST

                        GEORGIA CLASS OWNER CERTIFICATE

                       UNDER TRUST AGREEMENT DATED AS OF

                               January 30, 1997

     THIS CERTIFIES THAT Harry's Farmers Market, Inc. ("HFMI") is the registered
                                                        ----
owner of the Georgia Class Interests in the HFMI Trust (the "Trust"), a Delaware
                                                             -----
business trust formed pursuant to the Trust Agreement (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement"), dated as of
                                              ---------------
January 30, 1997, between Wilmington Trust Company, as trustee (the "Trustee")
                                                                     -------
and HFMI. This Trust Certificate is issued pursuant to and is entitled to the benefits of the Trust Agreement, and each Owner (as defined in the Trust Agreement) by acceptance hereof shall be bound by the terms of the Trust Agreement. Reference is hereby made to the Trust Agreement for a statement of the rights and obligations of the Owner hereof. The Trustee may treat the person shown on the register maintained by the Trustee pursuant to Section 3.03 of the Trust Agreement as the absolute Owner hereof for all purposes.

     Capitalized terms used herein without definition have the respective meanings ascribed to them in the Trust Agreement.

     As set forth more fully in the Trust Agreement, each Ownership Interest in the Trust is separate from the other Ownership Interests in respect of the assets and liabilities of the Trust allocated to such Ownership Interest. The Georgia Class Interests represented by this Georgia Class Owner Certificate represent solely the Georgia Class Series Estate. Pursuant to Section 3804(a) of the Delaware Business Trust Act, as amended, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Georgia Class Series Estate shall be enforceable against the assets of such Series Estate only, and not against the assets of any other Series Estate.

     In the manner more fully set forth in, and as limited by, the Trust Agreement, this Trust Certificate may be transferred upon the books of the Trustee by the registered Owner upon surrender of this Trust Certificate to the Trustee accompanied by a written instrument of the transferee in form satisfactory to the Trustee.

     In addition, any transferee of this Trust Certificate shall execute and deliver to the Trustee a letter, in form and substance satisfactory to the Trustee, agreeing to be bound by the terms of the Trust Agreement.

     The Trustee may request an opinion of counsel in form and substance satisfactory to the Trustee to the effect that the proposed transfer of this Trust Certificate may be effected without registration under any state or Federal Securities laws.

     This Trust Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee, pursuant to the Trust Agreement, has caused this Trust Certificate to be issued as of the date hereof.

Dated as of January __, 1997


                           Wilmington Trust Company,
                           not in its individual capacity but solely as Trustee,

                           By:
                              --------------------------------------
                              Name:
                              Title:

                                                                          DRAFT

                                   EXHIBIT D

 (To be supplemented from time to time as required under the Trust Agreement)

INTELLECTUAL PROPERTY includes the following intellectual property rights whether now registered or existing, or hereafter registered or arising:

1. Trademarks (registered and unregistered, including applications for registration thereof):

           MARK                                    REGISTRATION/APPLICATION NO.
           ----                                    ---------------------------

    Bear Dance and Design                              1943178
    Grainger County (Stylized)                         1883811
    Harry's (Stylized)                                 1929015
    Harry's Farmers Market (Stylized)                  1854765
    Harry's Old Fashioned Layer Cakes and Design       1883775
    Marthasville Creamery and Design                   1871456
    The Pie to Die For                                 75/023343

    Chipitos                                           T-12,443 (Georgia)
    Chipitos and Design                                T-12,444 (Georgia)
    Chipitos Jalapeno Tortilla Chips                   T-12,439 (Georgia)
    Chipitos Nacho Cheese Tortilla Chips               T-12,438 (Georgia)
    Chipitos Restaurant Style White Tortilla Chips T-12,441 (Georgia) Chipitos Restaurant Style White Tortilla Chips
         and Design                                    T-12,442 (Georgia)
    Chipitos Tortilla Chips                            T-12,440 (Georgia)
    Grainger County Home Grown Tomatoes                T-12,162 (Georgia)
    Harry's Farmers Market                             T-9603   (Georgia)
    Harry's Farmers Market and Design                  T-9602   (Georgia)
    Hungry In A Hurry Meals                            T-10,945 (Georgia)

    Coal River Orchard                                 n/a
    Crispitos                                          n/a
    Harry's High 5 and Design                          n/a
    Spill-Da-Beans                                     n/a


2.  Trade Names

    Harry's
    Harry's Farmers Market
    Marthasville Trading

3. Service Marks (registered and unregistered, including applications for registration thereof):

        MARK                                           REGISTRATION NO.
        ----                                           ----------------

    Harry's (Stylized)                                   1929015
    Harry's Farmers Market (Stylized)                    1854765
    Harry's In A Hurry and Design                        1850126

    Harry's Farmers Market                               S-9819   (Georgia)
    Harry's Farmers Market and Design                    S-9820   (Georgia)
    Hungry In A Hurry Meals                              S-10,946 (Georgia)
    Lion Forest Supermarket                              S-15,415 (Georgia)

4.  Logos

    Attached

5. Copyrights (registered and unregistered, including applications for registration thereof):

    "Food for the way we live today."
    product labels for Harry's brand name foods training and instructional manuals customized software content of Harry's webpage

6.  Trade Secrets

    Recipes owned by Harry's for Harry's brand name foods

7.  Know-How

    Fresh food procurement, handling, preparation, transportation, storage and replenishment
    Fresh food waste control
    Par baking, packaging and preparation of ready to eat meals

8.  Domain Name

    www.hfm.com

WORLDWIDE CLASS INTELLECTUAL PROPERTY includes the rights in the Intellectual Property that are available for worldwide use and commercialization, exclusive of the State of Georgia and the State of Alabama, United States of America.

GEORGIA CLASS INTELLECTUAL PROPERTY includes the rights in the Intellectual Property that are available for, and limited solely to, use and commercialization within the State of Georgia and the State of Alabama, United States of America.

Int. Cls.: 29, 30, 31 and 42

Prior U.S. Cls.: 46, 100 and 101

                                                             Reg. No. 1,929,015
UNITED STATES PATENT AND TRADEMARK OFFICE              Registered Oct. 24, 1995
-------------------------------------------------------------------------------

                                   TRADEMARK
                                 SERVICE MARK
                              PRINCIPAL REGISTER

                        [Logo of Harry's appears here]

HARRY'S FARMERS MARKET, INC. (GEORGIA CORPORATION)
1180 UPPER HEMBREE ROAD
ROSWELL, GA 30076

   FOR: FRESH FISH, SEAFOOD, POULTRY, MEATS AND CHEESE, IN CLASS 29 (U.S. CL.
46).

   FIRST USE 7-1-1988; IN COMMERCE 7-1-1988

   FOR: STAPLE FOODS, NAMELY BREADS, PASTRIES, PIZZA, PASTA, DRIED SPICES AND COFFEE, IN CLASS 30 (U.S. CL. 46).

   FIRST USE 7-1-1988; IN COMMERCE 7-1-1988.

   FOR: FRESH FRUITS AND VEGETABLES AND READY-TO-EAT SALADS CONSISTING OF FRESH FRUITS AND VEGETABLES, IN CLASS 31 (U.S. CL. 46).

   FIRST USE 7-1-1988; IN COMMERCE 7-1-1988.

   FOR; RETAIL SPECIALTY GROCERY, MEAT AND PRODUCE STORE SERVICES, IN CLASS 42 (U.S. CLS. 100 AND 101).

   FIRST USE 7-1-1988; IN COMMERCE 7-1-1988.

   SER. NO. 74-444,333, FILED 10-6-1993.

PRISCILLA MILTON, EXAMINING ATTORNEY

Int. Cls: 29, 30, 31 and 42

Prior U.S. Cls.: 46 and 101

                                                              Reg. No. 1,854,765
United States Patent and Trademark Office               Registered Sep. 20, 1994
--------------------------------------------------------------------------------

                                   TRADEMARK
                                 SERVICE MARK
                              PRINCIPAL REGISTER

                 [LOGO OF HARRY'S FARMERS MARKET APPEARS HERE]

HARRY'S FARMERS MARKET, INC. (GEORGIA CORPORATION)
1180 UPPER HEMBREE ROAD
ROSWELL, GA 30076

  FOR: FRESH FISH, SEAFOOD, POULTRY, AND MEATS; READY-TO-HEAT, READY-TO-COOK AND READY-TO-EAT ENTREES CONSISTING OF FISH, SEAFOOD, POULTRY, MEATS AND CHEESE, IN CLASS 29 (U.S. CL. 46).
  FIRST USE 7-1-1988; IN COMMERCE 7-1-1988.
  FOR: STAPLE FOODS; NAMELY, BREADS, PASTRIES, PIZZA, DRIED SPICES, AND COFFEE, IN CLASS 30 (U.S. CL. 46).
  FIRST USE 7-1-1988; IN COMMERCE 7-1-1988.

  FOR: FRESH FRUITS AND VEGETABLES, AND READY-TO-EAT SALADS CONSISTING OF FRESH FRUITS AND VEGETABLES, IN CLASS 31 (U.S. CL. 46).
  FIRST USE 7-1-1988; IN COMMERCE 7-1-1988.
  FOR:RETAIL SPECIALTY GROCERY, MEAT AND PRODUCE SERVICES, IN CLASS 42 (U.S. CL.
101).
  FIRST USE 7-1-1988; IN COMMERCE 7-1-1988.
  NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "FARMERS MARKET", APART FROM THE MARK AS SHOWN.

  SER. NO. 74-444,332, FILED 10-6-1993.

PRISCILLA MILTON, EXAMINING ATTORNEY

Int. Cl.: 42

Prior U.S. Cl.: 101

                                                             Reg. No. 1,850,126
UNITED STATES PATENT AND TRADEMARK OFFICE              Registered Aug. 16, 1994
-------------------------------------------------------------------------------

                                 SERVICE MARK
                              PRINCIPAL REGISTER

                   [Logo of Harry's In A Hurry appears here]

HARRY'S FARMERS MARKET, INC. (GEORGIA CORPORATION)
1180 UPPER HEMBREE ROAD
ROSWELL, GA 30076

FOR: RETAIL SPECIALTY GROCERY, MEAT AND PRODUCE SERVICES, IN CLASS 42 (U.S. CL.
101).

FIRST USE 3-1-1993; IN COMMERCE 3-1-1993.

SER. NO. 74-444,330, FILED 10-6-1993.

PRISCILLA MILTON, EXAMINING ATTORNEY

Int. Cl.: 30

Prior U.S. Cl.: 46

                                                             Reg. No. 1,883,775
UNITED STATES PATENT AND TRADEMARK OFFICE              Registered Mar. 14, 1995
-------------------------------------------------------------------------------

                                   TRADEMARK
                              PRINCIPAL REGISTER

           [Logo of Harry's Old Fashioned Layer Cakes appears here]

HARRY'S FARMERS MARKET, INC. (GEORGIA CORPORATION)
1180 UPPER HEMBREE ROAD
ROSWELL, GA 30076

        FOR: BAKERY GOODS; NAMELY, CAKE, IN CLASS 30 (U.S. CL. 46).

        FIRST USE 11-8-1993; IN COMMERCE 11-8-1993.

        NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "OLD FASHIONED LAYER CAKES", APART FROM THE MARK AS SHOWN.

        THE STIPPLING IN THE DRAWING IS A FEATURE OF THE MARK AND IS NOT INTENDED TO INDICATE COLOR.

        SER. NO. 74-501,924, FILED 3-16-1994.

RACHEL BLUE, EXAMINING ATTORNEY

Int. Cl.: 29

Prior U.S. Cl.: 46

                                                             Reg. No. 1,871,456
UNITED STATES PATENT AND TRADEMARK OFFICE               Registered Jan. 3, 1995
-------------------------------------------------------------------------------

                                   TRADEMARK
                              PRINCIPAL REGISTER

                 [LOGO OF MARTHASVILLE CREAMERY APPEARS HERE]

HARRY'S FARMERS MARKET, INC. (GEORGIA CORPORATION)
1180 UPPER HEMBREE ROAD
ROSWELL, GA 30076

  FOR: DAIRY PRODUCTS; NAMELY, MILK IN CLASS 29 (U.S. CL. 46).

  FIRST USE 11-22-1993; IN COMMERCE 11-22-1993.

  NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "FARM FRESH & GOOD" AND "CREAMERY", APART FROM THE MARK AS SHOWN.

  SER. NO. 74-476,509, FILED 1-4-1994.

KEVIN L. SAUL, EXAMINING ATTORNEY

Int. Cl.: 33

Prior U.S. Cls.: 47 and 49

                                                             Reg. No. 1,943,178
UNITED STATES PATENT AND TRADEMARK OFFICE              Registered Dec. 19, 1995
-------------------------------------------------------------------------------

                                   TRADEMARK
                              PRINCIPAL REGISTER

                       [Logo of Bear Dance appears here]

HARRY'S FARMERS MARKET, INC. (GEORGIA CORPORATION)
1180 UPPER HEMBREE ROAD
ROSWELL, GA 30076

FOR: WINES, IN CLASS 33 (U.S. CLS. 47 AND 49).

FIRST USE 1-15-1994; IN COMMERCE 1-15-1994.

SN 74-476,223, FILED 1-4-1994.

ZHALEH DELANEY, EXAMINING ATTORNEY

Int. Cl.: 31

Prior U.S. Cl.: 46

                                                             Reg. No. 1,883,811
UNITED STATES PATENT AND TRADEMARK OFFICE              Registered Mar. 14, 1995
-------------------------------------------------------------------------------

                                   TRADEMARK
                              PRINCIPAL REGISTER

                    [Logo of Grainger County appears here]

HARRY'S FARMERS MARKET, INC. (GEORGIA CORPORATION)
1180 UPPER HEMBREE ROAD
ROSWELL, GA 30076

FOR: FRESH VEGETABLES; NAMELY, TOMATOES, IN CLASS 31 (U.S. CL. 46).

FIRST USE 5-20-1992; IN COMMERCE 5-20-1992.

SER. NO. 74-444,331, FILED 10-6-1993.

RICHARD A. FRIEDMAN, EXAMINING ATTORNEY

                            REGISTERED TRADEMARK OF

                                Grainger County
                                  Home Grown
                                   Tomatoes
                             Grown Especially for:
                                    Harry's
                                Farmers Market

                                 APPEARS HERE

                            REGISTERED TRADEMARK OF

                                   Chipitos
                             White Tortilla Chips
                               Restaurant Style

                                 APPEARS HERE

                            REGISTERED TRADEMARK OF

                                   Chipitos
                                Tortilla Chips
                                 Nacho Cheese

                                 APPEARS HERE

                            REGISTERED TRADEMARK OF

                                    Salted
                                   Chipitos
                                Tortilla Chips
                                   Jalapeno

                                 APPEARS HERE

                            REGISTERED TRADEMARK OF

                                    Salted
                                   Chipitos
                                Tortilla Chips

                                 APPEARS HERE

                            REGISTERED TRADEMARK OF

                                    Harry's
                                     High
                                       5

                                 APPEARS HERE